Exhibit 99.6

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”) dated as of June 17, 2008, is by and among HEALTH CARE SERVICE CORPORATION, a Mutual Legal Reserve Company, an Illinois corporation (“Parent”), MERCURY ACQUISITION CORP., a Pennsylvania corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Person (as defined in the Merger Agreement (as defined below)) listed on the signature page hereof as a shareholder (the “Shareholder”).  For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among Parent, Merger Sub and MEDecision, Inc., a Pennsylvania corporation (the “Company”).

RECITALS

A.            The Shareholder “beneficially owns” (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) and is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of common stock, no par value, of the Company (the “Company Common Stock”) set forth on Schedule A hereto (such shares of Company Common Stock, together with all other shares of capital stock of the Company acquired by the Shareholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”).

B.            Concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company have entered into the Merger Agreement providing for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation in the Merger (the “Merger”), all upon the terms and subject to the conditions set forth therein.

C.            As a condition to entering into the Merger Agreement, Parent and Merger Sub have required that the Shareholder enter into this Agreement, and the Shareholder desires to enter into this Agreement to induce Parent and Merger Sub to enter into the Merger Agreement.

D.            The Board of Directors of the Company has approved the Merger, the Merger Agreement, this Agreement, and the transactions contemplated hereby and thereby within the meaning of Sections 2538(b)(1) and 2555(1) of the PBCL, and Section 2538(a) of the Business Corporation Law of the Commonwealth of Pennsylvania (the “PBCL”) is inapplicable to the Merger Agreement and the Merger.  The Board of Directors of the Company has taken all necessary action so that all other applicable provisions of Sections 2538 through 2588 inclusive of the PBCL and any other similar anti-takeover statute or regulation enacted under U.S. state or federal Laws applicable to the transactions contemplated by this Agreement (each, a “Takeover Statute”) will not apply to the Merger Agreement, the Merger or the other transactions contemplated thereby.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                                       Representations and Warranties of the Shareholder.

The Shareholder hereby represents and warrants to Parent and Merger Sub as follows:

(a)           Due Authorization and Organization.  With respect to a Shareholder that is not a natural person, such Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable) and with respect to a Shareholder that is a natural person, such Shareholder has the requisite capacity to enter into this Agreement.  The Shareholder has all requisite legal power (corporate or other) and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder.

(b)           No Conflicts.  None of the execution and delivery of this Agreement by the Shareholder, the consummation by the Shareholder of the transactions contemplated hereby or compliance by the Shareholder with any of the provisions hereof shall (A) conflict with or result in any breach of the organizational documents of the Shareholder (if applicable), (B) result in, or give rise to, a violation or breach of or a default under (with or without notice or lapse of time, or both) any of the terms of any material contract, trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease, permit, understanding, agreement or other instrument or obligation to which the Shareholder is a party or by which the Shareholder or any of its, his or her Subject Shares or assets may be bound, or (C) violate any applicable order, writ, injunction, decree or judgment, except for any of the foregoing as would not reasonably be expected to prevent the Shareholder from performing its, his or her obligations under this Agreement.

(c)           The Subject Shares.  Schedule A sets forth the number of Subject Shares over which the Shareholder has record or beneficial ownership as of the date hereof.  As of the date hereof, the Shareholder is the record or beneficial owner of the Subject Shares denoted as being owned by the Shareholder on Schedule A and has the sole power to vote (or cause to be voted) such Subject Shares.  Except as set forth on such Schedule A and the options to purchase Company Common Stock set forth on Schedule B attached hereto, if any, neither the Shareholder nor any Affiliate of the Shareholder owns or holds any right to acquire any additional shares of any class of capital stock of the Company or other securities of the Company or any interest therein or any voting rights with respect to any securities of the Company.  The Shareholder has good and valid title to the Subject Shares denoted as being owned by the Shareholder on Schedule A, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Agreement, as disclosed on Schedule A, or as would not prevent the Shareholder from performing its, his or her obligations under this Agreement.

(d)           Reliance By Parent and Merger Sub.  The Shareholder understands and acknowledges that each of Parent and Merger Sub is entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement.

(e)           Litigation.  As of the date hereof, there is no action, proceeding or investigation pending or, to the knowledge of Shareholder, threatened against the Shareholder that questions the validity of this Agreement or any action taken or to be taken by the Shareholder in connection with this Agreement.

2.                                       Representations and Warranties of Parent and Merger Sub.

Parent and Merger Sub hereby represent and warrant to the Shareholder as follows:

(a)           Due Organization, etc.  Parent and Merger Sub are each duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation.  Parent and Merger Sub have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed and delivered by Parent and Merger Sub and constitutes a valid and binding obligation of Parent and Merger Sub.

(b)           Conflicts.  None of the execution and delivery of this Agreement by Parent or Merger Sub, the consummation by Parent or Merger Sub of the transactions contemplated hereby or compliance by Parent or Merger Sub with any of the provisions hereof shall (A) conflict with or result in any breach of the respective Articles of Incorporation or Bylaws (or similar organizational documents) of Parent or Merger Sub, (B) result in, or give rise to, a violation or breach of or a default under (with or without notice or lapse of time, or both) any of the terms of any contract, loan or credit agreement, note, bond, mortgage, indenture, lease, permit, understanding, agreement or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective assets may be bound, or (C) violate any applicable order, writ, injunction, decree or judgment, except for any of the foregoing as would not reasonably be expected to prevent Parent or Merger Sub from performing their respective obligations under this Agreement.

3.                                       Covenants of the Shareholder.

Until the termination of this Agreement in accordance with Section 5, the Shareholder, in its, his or her capacity as such, agrees as follows:

(a)           At the Company Shareholders Meeting or at any adjournment, postponement or continuation thereof or in any other circumstances occurring prior to the Company Shareholders Meeting upon which a vote or other approval with respect to the Merger and the Merger Agreement is sought, the Shareholder shall vote (or cause to be voted) the Subject Shares (and each class thereof) held by the Shareholder (i) in favor of the adoption of the Merger Agreement and approval of the Merger (a “Merger Vote”); and (ii) except with the written consent of Parent and Merger Sub, against any (A) Acquisition Proposal, (B) reorganization, recapitalization, liquidation or winding-up of the Company (or any of its Subsidiaries) or any other extraordinary transaction involving the Company (or any of its Subsidiaries), (C) any amendment of the Company’s Amended and Restated Articles of Incorporation or Second Amended and Restated Bylaws or other proposal, action or transaction involving the Company or any of its Subsidiaries or any of its shareholders, which amendment or other proposal, action or transaction could reasonably be expected to impede, interfere with, prevent or delay the consummation, of the transactions contemplated by the Merger Agreement or the consummation of the transactions contemplated by this Agreement, or change in any manner the voting rights of the Company Common Stock, or (D) other matter relating to, or in connection with, any of the foregoing matters (collectively, together with a Merger Vote, the “Subject Matters”).  Any such vote shall be cast in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote.  The Shareholder agrees not to enter into any agreement or commitment with any Person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 3(a).

(b)           The Shareholder hereby revokes any and all previous proxies granted with respect to the Subject Shares.  By entering into this Agreement, the Shareholder hereby grants a proxy appointing Parent as the Shareholder’s attorney-in-fact and proxy, with full power of substitution, for and in the Shareholder’s name, to vote or express consent, or otherwise to utilize such voting power in the manner contemplated by Section 3(a) above as Parent or its proxy or substitute shall, in Parent’s sole discretion, deem proper with respect to the Subject Shares; provided that such proxy shall apply only to the Subject Matters.  The proxy granted by the Shareholder pursuant to this Section 3(b) is irrevocable and is granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses.  The proxy granted by the Shareholder shall be revoked upon termination of this Agreement in accordance with its terms.  Without limiting the foregoing, in any such vote or other action pursuant to such proxy, the Parent shall in no event have the right (and shall not confer the right by proxy or otherwise) to vote against the adoption of the Merger Agreement or to vote to reduce the Merger Consideration.

(c)           The Shareholder agrees that it, he or she shall not, and shall not authorize or permit any of its, his or her Affiliates to, and shall cause its, his or her Affiliates’ Representatives not to, directly or indirectly, (1) encourage (including by way of furnishing or disclosing information), solicit, initiate, make or facilitate the making of, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (2) participate in any way in discussions or negotiations with, or furnish or disclose any information to, any Person (other than Parent or any of its Subsidiaries) in connection with any Acquisition Proposal, (3) release or permit the release of any Person from, or waive or permit the waiver of any provisions of, or otherwise fail to exercise its rights under, any confidentiality, standstill or similar agreement with respect to the divestiture of any voting or equity securities of Company (except for any such agreement with Parent or any of its Subsidiaries), or (4) enter into any agreement, letter of intent, agreement-in-principle, acquisition agreement or other instrument contemplating or otherwise relating to any Acquisition Proposal.

(d)           The Shareholder agrees not to, directly or indirectly, (i) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a “Transfer”) or enter into any agreement, option or other arrangement with respect to, or consent to a Transfer of, or reduce his, her or its risk in a Constructive Sale (as defined below) with respect to, any or all of the Subject Shares, other than in accordance with the Merger Agreement, or (ii) grant any proxies (other than the Company proxy card in connection with the Company Shareholders Meeting if and to the extent such proxy is consented to by Parent and is consistent with the Shareholder’s obligations under Section 3(a) hereof), deposit any Subject Shares into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any of the Subject Shares, other than pursuant to this Agreement or in a manner consistent with the Shareholder’s obligations under Sections 3(a) and 3(b) hereof.  The Shareholder further agrees not to, and shall cause its Affiliates not to, commit or agree to take any of the foregoing actions or take any action that may reasonably be expected to have the effect of preventing, impeding, interfering with or adversely affecting its ability to perform its obligations under this Agreement.  Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, the Shareholder may Transfer any or all of the Subject Shares (i) by will, or by operation of law, in which case this Agreement shall bind the transferee, or (ii) in connection with estate and charitable planning purposes, including Transfers to relatives, trusts and charitable organizations or by distribution to partners, members, shareholders or Affiliates of the Shareholder, so long as the transferee, prior to such Transfer, executes a counterpart of this Agreement (with such modifications as Parent may reasonably request solely to reflect such Transfer).  As used herein, the term “Constructive Sale” shall mean a short sale with respect to any Subject Shares, entering into or acquiring an offsetting derivative contract with respect to any Subject Shares, entering into or acquiring a futures or forward contract to deliver any Subject Shares or entering into any other or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership.

(e)           The Shareholder shall not, nor shall the Shareholder permit any of its Affiliates to, nor shall the Shareholder act in concert with or permit any Affiliate to act in concert with any Person to make, or in any manner participate in, directly or indirectly, a “solicitation” (as such term is used in the rules of the Securities and Exchange Commission) of proxies or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any shares of Company Common Stock intended to facilitate any Acquisition Proposal (or other Subject Matter) or to cause shareholders of the Company not to vote to adopt the Merger Agreement and approve the Merger.

4.                                       Shareholder Capacity.

No Person executing this Agreement, nor any officer, director, partner, employee, agent or representative of such Person, who is or becomes during the term of this Agreement a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer.  The Shareholder is entering into this Agreement solely in his or her capacity as the record holder or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, the Shareholder’s Subject Shares, and nothing herein shall limit or affect any actions taken (or omissions to take any action) by a Shareholder in his or her capacity as a director or officer of the Company.

5.                                       Termination.

This Agreement shall terminate (i) upon the adoption of the Merger Agreement at the Company Shareholders Meeting; (ii) upon the termination of the Merger Agreement in accordance with its terms; (iii) at any time upon notice by Parent to the Shareholder; or (iv) on December 31, 2008, if not terminated earlier pursuant to clause (i), (ii) or (iii) of this Section 5.  No party hereto shall be relieved from any liability for intentional breach of this Agreement by reason of any such termination.  Notwithstanding the foregoing, this Section 5 and Sections 7 and 8 of this Agreement shall survive the termination of this Agreement.

6.                                       Appraisal Rights.

To the extent permitted by applicable law, the Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have under applicable law.

7.                                       Publication.

The Shareholder hereby authorizes Parent, Merger Sub and the Company to publish and disclose in the Proxy Statement (including any and all documents and schedules filed with the Securities and Exchange Commission relating thereto) its identity and ownership of Subject Shares and the nature of its commitments, arrangements and understandings pursuant to this Agreement.

8.             Waiver of Jury Trial.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

9.                                       Governing Law; Jurisdiction.

This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule.

10.                                 Specific Performance.

Each party hereto acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by such party and that any such breach would cause the other party hereto irreparable harm.  Accordingly, each party hereto also agrees that, in the event of any breach or threatened breach of the provisions of this Agreement by such party, the other party hereto shall be entitled to equitable relief without the requirement of posting a bond or other security, including in the form of injunctions and orders for specific performance.

11.                                 Amendment, Waivers, Etc.

This Agreement may be amended by Parent, Merger Sub and the Shareholder at any time before adoption of the Merger Agreement by the shareholders of the Company; provided, however, that after such adoption, no amendment shall be made that by law or in accordance with the rules of any relevant stock exchange or automated inter-dealer quotation system requires further approval by the Shareholder without such further approval.  This Agreement may not be amended except by an instrument in writing signed by Parent, Merger Sub and the Shareholder.  At any time prior to the Effective Time, Parent, Merger Sub and the Shareholder may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or acts of the other party; (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant to this Agreement; and (iii) waive compliance with any of the agreements or conditions of the other party contained herein; provided, however, that no failure or delay by Parent, Merger Sub and the Shareholder in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of Parent, Merger Sub or the Shareholder to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

12.           Assignment; No Third Party Beneficiaries.

Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of all of the other parties.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than Parent, Merger Sub and the Shareholder and their respective successors and permitted assigns) any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and no Person (other than as so specified) shall be deemed a third party beneficiary under or by reason of this Agreement.

13.           Notices.

All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made (i) as of the date delivered if delivered personally or on the date of confirmation of receipt if sent by facsimile and (ii) on the third business day after deposit in the U.S. mail, if mailed by registered or certified mail (postage prepaid, return receipt requested), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

if to Parent or Merger Sub, to:

HEALTH CARE SERVICE CORPORATION

300 East Randolph Street

Chicago, IL  60601

Attention:  Kenneth S. Avner

Telephone:  (312) 653-6739 (not official notice)
Facsimile:  312-540-4742

With copies to:

HEALTH CARE SERVICE CORPORATION

300 East Randolph Street

Chicago, IL  60601

Attention:  Deborah Dorman-Rodriguez

Facsimile:  312-540-0685

Foley & Lardner LLP

321 North Clark Street

Suite 2800

Chicago, IL  60610

Attention:  Todd B. Pfister

Facsimile:  (312) 832-4700

If to the Shareholder, at the address set forth on Schedule A hereto or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith.

14.                                 Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.

15.                                 Integration.

This Agreement (together with the Merger Agreement to the extent referenced herein), including Schedule A and Schedule B hereto, constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersedes any and all prior understandings or agreements relating to the subject matter hereof and thereof.

16.                                 Mutual Drafting.

Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

17.                                 Section Headings.

The section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

18.                                 Costs and Expenses.

Except as otherwise provided in the Merger Agreement, all costs and expenses of the parties hereto, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

19.                                 Counterparts.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, and of which when executed shall be deemed to be an original but all which shall constitute one and the same agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the day and date first above written.

HEALTH CARE SERVICE CORPORATION
(“Parent”)

By:	/s/ Kenneth S. Avner
	Name:	Kenneth S. Avner
	Title:	Senior Vice President and Chief Actuary

MERCURY ACQUISITION CORP.
(“Merger Sub”)

By:	/s/ Denise A. Bujak
	Name:	Denise A. Bujak
	Title:	Secretary/Authorized Officer

SHAREHOLDER:

GROTECH V MARYLAND FUND, L.P.

By:	Grotech Capital Group V, LLC
Its general partner

By:	/s/ Frank A. Adams
	Name:	Frank A. Adams
	Title:	Managing General Partner

SCHEDULE A

OWNERSHIP OF SHARES AND ADDRESS

Shareholder	Address	Subject Shares
Grotech V Maryland Fund, LP	9690 Dearco Road, STE 800 Timonium, MD 21093	38,922

SCHEDULE B

OPTIONS TO PURCHASE COMPANY COMMON STOCK

N/A